Exhibit 99.1

Name and Address of Reporting Person:

SC Fundamental Value Fund, L.P.

747 Third Avenue

27th Floor

New York, New York 10017

Issuer Name and Ticker or Trading Symbol:

Berkeley Technology Limited [bklyy.pk]

Statement for Issuer’s Fiscal Year Ended:

December 31, 2004

Explanation of Responses:

This Form 5 is filed by SC Fundamental Value Fund, L.P. (the “Fund”), SC Fundamental LLC (“SCFLLC”), SC Fundamental Value BVI, LTD., Peter M. Collery (“Collery”), Neil H. Koffler (“Koffler”), and John T. Bird (“Bird”) (each a “Reporting Person”). Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Ordinary Shares of Berkeley Technology Limited. SCFLLC is the general partner of the Fund. Each of Collery, Koffler and Bird are members of SCFLLC. Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person’s pecuniary interest therein.

Joint Filer Information

Name of Reporting Person:	SC Fundamental Value Fund, L.P.

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	Berkeley Technology Limited [bklyy.pk]

Statement for Issuer’s Fiscal Year Ended: December 31, 2004

Relationship of Reporting Persons to Issuer:        Member of 13G Group reporting more than 10% ownership.

Signature:	SC FUNDAMENTAL VALUE FUND, L.P.

By:	SC Fundamental LLC, its general partner

By:	/s/ Neil H. Koffler
Neil H. Koffler, Member

Date:              May 11, 2009

2

Joint Filer Information

Name of Reporting Person:	SC Fundamental LLC

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	Berkeley Technology Limited [bklyy.pk]

Statement for Issuer’s Fiscal Year Ended: December 31, 2004

Relationship of Reporting Persons to Issuer:        Member of 13G Group reporting more than 10% ownership.

Signature:	SC FUNDAMENTAL LLC

By:	/s/ Neil H. Koffler

Neil H. Koffler, Member

Date:              May 11, 2009

Joint Filer Information

Name of Reporting Person:	SC Fundamental Value BVI, Ltd.

Address:	c/o MadisonGrey Fund Services (Cayman) Ltd.
P.O. Box 10290
Grand Cayman KY1-1003
Cayman Islands

Issuer and Ticker Symbol:	Berkeley Technology Limited [bklyy.pk]

Statement for Issuer’s Fiscal Year Ended: December 31, 2004

Relationship of Reporting Persons to Issuer:        Member of 13G Group reporting more than 10% ownership.

Signature:	SC FUNDAMENTAL VALUE BVI, LTD.

By:      SC Fundamental BVI, Inc., as managing general partner of investment manager

By:	/s/ Neil H. Koffler

Neil H. Koffler, Vice President

Date:              May 11, 2009

Joint Filer Information

Name of Reporting Person:	Peter M. Collery

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	Berkeley Technology Limited [bklyy.pk]

Statement for Issuer’s Fiscal Year Ended: December 31, 2004

Relationship of Reporting Persons to Issuer:        Member of 13G Group reporting more than 10% ownership.

Signature:
/s/ Neil H. Koffler
Neil H. Koffler as Attorney-in-Fact for
Peter M. Collery (1)

Date:	May 11, 2009

(1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of ECC Capital Corporation, filed on February 14, 2007, and is incorporated herein by reference.

Joint Filer Information

Name of Reporting Person:	Neil H. Koffler

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	Berkeley Technology Limited [bklyy.pk]

Statement for Issuer’s Fiscal Year Ended: December 31, 2004

Relationship of Reporting Persons to Issuer:        Member of 13G Group reporting more than 10% ownership.

Signature:
/s/ Neil H. Koffler
Neil H. Koffler

Date:              May 11, 2009

Joint Filer Information

Name of Reporting Person:	John T. Bird

Address:	747 Third Avenue, 27th Floor
New York, NY 10017

Issuer and Ticker Symbol:	Berkeley Technology Limited [bklyy.pk]

Statement for Issuer’s Fiscal Year Ended: December 31, 2004

Relationship of Reporting Persons to Issuer:        Member of 13G Group reporting more than 10% ownership.

Signature:
/s/ Neil H. Koffler
Neil H. Koffler as Attorney-in-Fact for John T. Bird (2)

Date:	May 11, 2009

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit 3 to the Statement on Schedule 13G with respect to the Common Stock of BFC Financial Corporation, filed on July 11, 2008, and is incorporated herein by reference.